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September 24, 2007


Form Type:     N-30b-2
SEC ACT:       1940 Act
SEC File No.:  811-21176


Securities and Exchange Commission
100 F Street, NE
Washington, DC 20549


Re:  ML of New York Variable Annuity Separate Account D
     ML of New York IRA Annuity - Registration No. 333-98283
     ML of New York Investor Choice - IRA Series - Registration No. 333-119797


Commissioners:

ML Life Insurance Company of New York(the "Company"), on behalf of Registrant, has sent or will send to contract owners the semi-annual reports for the period ended July 31, 2007, for the following underlying mutual funds ("Funds") in which Registrant invests:


ANNUAL REPORT MAILINGS:
AllianceBernstein Large Cap Growth Fund, Inc.; SEC File No.:  811-06730
The American Funds - The Income Fund of America, Inc.; SEC File No.: 811-01880 Davis New York Venture Fund, Inc.; SEC File No.: 811-01701
Janus Adviser Series - Janus Adviser Forty; SEC File No. 811-09885;
Janus Adviser Series - Janus Adviser Mid Cap Growth; SEC File No. 811-09885 Putnam Voyager Fund; SEC File No.: 811-01682


Some of the funds listed above may not be available under every policy or contract offered by the Registrant. The Company understands that the Funds have filed or will file their semi-annual reports with the Commission under separate cover.

Please direct any question or comment regarding the enclosed to the undersigned at (609) 274-5395.

Very truly yours,


/s/ Kirsty Lieberman
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                      Merrill Lynch Life Insurance Company
                            1700 Merrill Lynch Drive
                              Pennington, NJ 08534